Exhibit 99.1

Chimera Investment Corporation Financial Update October 2013 WWW.CHIMERAREIT.COM

Information is unaudited, estimated and subject to change.     Disclaimer     This material is not intended to be exhaustive, is preliminary in nature and may be subject to change.  In addition, much of the information contained herein is based on various assumptions (some of which are beyond the control of Chimera Investment Corporation, the “Company”) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “projected,” “will” or similar expressions, or variations on those terms or the negative of those terms.  The Company’s forward-looking statements are subject to numerous risks, uncertainties and other factors, including the impact of the transition to a new independent registered public accounting firm and the Company’s ability to timely complete the process necessary to file its quarterly and annual reports for the quarters and year subsequent to March 31, 2012.  Furthermore, none of the financial information contained in this material has been audited or approved by the Company’s independent registered public accounting firm.

Information is unaudited, estimated and subject to change.     Chimera GAAP Asset Allocation: Year Over Year Comparison    (1)  Consists of RMBS and loans transferred to variable interest entities which are consolidated under GAAP.   June 30, 2013   June 30, 2012     Total Portfolio: $7.1 Billion (1)   Total Portfolio: $8.2 Billion (1)   58%   29%   7%   4%   2%   Consolidated RMBS & Loans  Agency RMBS  Non-Agency RMBS  Non-Agency Senior IO  Cash and Cash Equivalents   54%   34%   8%   3%   1%   Consolidated RMBS & Loans  Agency RMBS  Non-Agency RMBS  Non-Agency Senior IO  Cash and Cash Equivalents

Information is unaudited, estimated and subject to change.     GAAP Financing Sources: Year Over Year Comparison   (1)  Consists of tranches of RMBS and loan securitizations sold to third parties.   June  30, 2013   June 30, 2012     Total Financing: $3.5 Billion   Total Financing: $4.9 Billion   42%   58%   Repurchase Agreements, Agency RMBS  Non-Recourse Liabilities of Consolidated RMBS and Loans   48%   52%   Repurchase Agreements, Agency RMBS  Non-Recourse Liabilities of Consolidated RMBS and Loans   (1)   (1)

Agency & Repo Summary

($ in thousands)

Agency Pass-Throughs – As of June 30, 2013

Coupon	Current Face	Weighted Average Price	Weighted Average CPR
3.50	$292,038	106.42	3.60
4.00	604,552	107.83	14.48
4.50	565,124	102.52	26.09
5.00	329,195	103.68	22.94
5.50	99,695	103.14	40.57
6.00	26,227	104.54	38.22
7.00	14,652	103.26	46.09
Totals	**$1,931,482**		

Agency Pass-Throughs – As of June 30, 2012

Coupon	Current Face	Weighted Average Price	Weighted Average CPR
4.00	$285,792	103.25	12.20
4.50	1,414,025	102.50	15.65
5.00	603,940	103.59	26.64
5.50	173,455	103.16	34.60
6.00	79,051	104.02	27.98
7.00	24,217	103.26	16.85
Totals	**$2,580,479**		

Repo Days to Maturity - As of June 30, 2013

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
2 to 30 days	$753,743	0.42%	
31 to 59 days	332,985	0.41%	
60 to 89 days	205,962	0.40%	
120 to 360 days	185,451	0.58%	
Total	**$1,478,141**	**0.43%**	**71**

Repo Days to Maturity - As of June 30, 2012

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
2 to 30 days	$1,084,286	0.39%	
31 to 59 days	642,041	0.40%	
60 to 89 days	63,482	0.42%	
90 to 119 days	279,968	0.47%	
120 to 360 days	292,311	0.63 %	
Total	**$2,362,088**	**0.43%**	**77**

CHIMERA INVESTMENT CORPORATION
Information is unaudited, estimated and subject to change.
5

Information is unaudited, estimated and subject to change.     Interest Rate Sensitivity        Agency Pass-Through Portfolio and Swap Book    Immediate Rate Shock    Description   -50 bp   Unchanged   +50 bp   +100 bp    Agency   Current Face   $1,931,482    $1,931,482    $1,931,482    $1,931,482     MTM Gain   38,961    0   (51,407)   (108,186)    Percentage Change   2.0%   0.0%   -2.7%   -5.6%     Swaps   Current Face   $1,355,000    $1,355,000    $1,355,000    $1,355,000     MTM Gain   (13,764)   0    17,489    34,700     Percentage Change   -1.0%   0.0%   1.3%   2.6%       Note: As of June 30, 2013.   ($ in thousands)

Consolidated Securitizations

($ in thousands)

			At Origination			As of June 30, 2013		
Vintage	Deal	Type	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2012	Whole Loan Securitization	CSMC - 2012-CIM1	$741,939	$707,810	$34,129	$310,917	$277,493	$33,425
2012	Whole Loan Securitization	CSMC - 2012-CIM2	425,091	404,261	20,830	192,467	171,979	20,489
2012	Whole Loan Securitization	CSMC - 2012-CIM3	329,886	305,804	24,082	267,097	244,172	22,925
2010	RMBS Securitization	CSMC - 2010-1R	1,730,581	691,630	1,038,951	1,024,019	168,790	855,229
2010	RMBS Securitization	CSMC - 2010-12R	1,239,176	435,177	803,999	811,423	92,464	718,959
2010	RMBS Securitization	CSMC - 2010-11R	566,571	193,490	373,081	400,726	173,129	227,597
2009	RMBS Securitization	CSMC - 2009-12R	1,730,698	915,566	815,132	932,595	290,636	641,959
2009	RMBS Securitization	JPMRR - 2009-7	1,522,474	856,935	665,539	843,547	363,568	479,978
2009	RMBS Securitization	JMAC - 2009-R2	281,863	192,500	89,363	158,017	79,256	78,761
2008	Whole Loan Securitization	PHH - 2008-CIM1	619,710	549,142	70,568	145,839	112,853	32,986
			$ 9,187,991	**$5,252,316**	**$3,935,676**	**$5,086,648**	**$1,974,339**	**$3,112,309**
					% of origination	*55%*	*38%*	*79%*

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change.

7

Information is unaudited, estimated and subject to change.     Consolidated RMBS – Retained Tranche Performance   69.5%  70.0%  70.5%  71.0%  71.5%  72.0%  72.5%  73.0%  73.5%  74.0%  74.5%  6/10  8/10  10/10  12/10  2/11  4/11  6/11  8/11  10/11  12/11
2/12  4/12  6/12  8/12  10/12  12/12  2/13  4/13  6/13   706  707  708  709  710  711  712  713  714  715  6/10  8/10  10/10  12/10  2/11  4/11  6/11  8/11  10/11  12/11  2/12  4/12  6/12  8/12
10/12  12/12  2/13  4/13  6/13   80.5%  81.0%  81.5%  82.0%  82.5%  83.0%  83.5%  84.0%  84.5%  85.0%  6/10  8/10  10/10  12/10  2/11  4/11  6/11  8/11  10/11  12/11  2/12  4/12  6/12  8/12
10/12  12/12  2/13  4/13  6/13   $350  $360  $370  $380  $390  $400  $410  $420  $430  $440  6/10  8/10  10/10  12/10  2/11  4/11  6/11  8/11  10/11  12/11  2/12  4/12  6/12  8/12  10/12  12/12  2/13  4/13  6/13
Weighted Average Loan To Value %    Weighted Average FICO Score    Weighted Average Loan Size    Weighted Average Owner Occupied %    ($ in thousands)

Information is unaudited, estimated and subject to change.     Consolidated RMBS – Retained Tranches Performance   0%  5%  10%  15%  20%  25%  30%  35%  40%  6/10  8/10  10/10  12/10  2/11  4/11  6/11  8/11  10/11  12/11  2/12  4/12  6/12  8/12  10/12  12/12  2/13  4/13  6/13  WA 60+ Delinq  WA 90+ Delinq   0%  2%  4%  6%  8%  10%  12%  14%  16%  18%  6/10  8/10  10/10  12/10  2/11  4/11  6/11  8/11  10/11  12/11  2/12  4/12  6/12  8/12  10/12  12/12  2/13  4/13  6/13  WA 3M CPR  WA 3M VPR  Purchase VPR   0%  10%  20%  30%  40%  50%  60%  70%  80%  90%  6/10  8/10  10/10  12/10  2/11  4/11  6/11  8/11  10/11  12/11  2/12  4/12  6/12  8/12  10/12  12/12  2/13  4/13  6/13  WA 12M Sev  Purchase Sev   Weighted Average Delinquency Pipeline    Weighted Average 12M Severity vs. Severity at Purchase      Weighted Average Voluntary Prepayment Rate (VPR) vs. VPR at Purchase

Information is unaudited, estimated and subject to change.     Cumulative Dividend History   (1)  4Q 13 Dividend has been announced but not declared.   Dividends Per Quarter (1)    $1  $11  $17  $23  $30  $40  $78  $158   $272   $386   $516   $675   $850   $993   $1,127   $1,260   $1,373   $1,486   $1,579   $1,671   $1,763   $1,856   $1,948   $2,041   $2,133   -$300  $200  $700  $1,200  $1,700  $2,200  4Q07  1Q08  2Q08  3Q08  4Q08  1Q09  2Q09  3Q09  4Q09  1Q10  2Q10  3Q10  4Q10  1Q11  2Q11  3Q11  4Q11  1Q12  2Q12  3Q12  4Q12  1Q13  2Q13  3Q13  4Q13  $ in Millions   Cumulative Dividends  Dividends Per Quarter